                               Managed Municipals
                               Portfolio II Inc.


                               Quarterly Report

                                 May 31, 2000

                                    [LOGO]

                              Managed Municipals
                               Portfolio II Inc.



Dear Shareholder:

     We are pleased to provide the quarterly report for the Managed Municipals Portfolio II Inc. ("Portfolio") for the nine months ended May 31, 2000. During the nine months covered by this report, the Portfolio distributed income dividends totaling $0.45 per share. The table below shows the annualized distribution rate and nine-month total return based on the Portfolio's May 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

                 Price               Annualized              Nine-Month
               Per Share         Distribution Rate2         Total Return2
           -------------         ------------------         -------------
           $10.93 (NAV)                5.49%                   1.46%
           $ 9.25 (NYSE)               6.49%                  (3.58)%

     In comparison, general closed-end municipal bond funds posted an average total return on NAV of 0.72% for the same period, as reported by Lipper, Inc ("Lipper"). (Lipper is a nationally recognized organization that


-----------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Portfolio (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Portfolio has invested. However, the price at which an investor may buy or sell shares of the Portfolio is at their market
     (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in net asset value ("NAV") or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Portfolio's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05. This rate is as of June 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.

reports on mutual fund total return performance and calculates fund rankings. Lipper peer averages are based on universes of funds with similar investment objectives.)

Special Shareholder Notice

     We are pleased to report that our effort to reduce the Portfolio's shares discount to NAV has continued. We believe that the share repurchase program, that started on July 27, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Portfolio's shareholders. The Managed Municipals Portfolio II Inc. intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

     The Portfolio's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Portfolio's shares' NAV. Since the inception of the program, the Portfolio has repurchased and retired 925,600 shares with an average buyback price of $9.40. As of May 31, 2000, this repurchase program has increased the Portfolio's shares' NAV by over $0.14 and increased the Portfolio's shares' total return by approximately 1.30% when measured by NAV.

Municipal Bond Market Update

     On May 16, 2000, the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate hikes that began June 30, 1999 when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures. In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, we think that, barring a major change in the economy or the rate of inflation, it is likely that the Fed's monetary policy may be relatively benign for the remainder of 2000.

     Over the past several weeks, the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. However, we also think that any further Fed policy actions may have already been comfortably priced into the bond market.

     The inversion of the yield curve, which has made us somewhat cautious, in our view also shows that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.) While the fundamentals in the higher-quality tier securities are still sound and valuations have improved, poor technical conditions, most notably large pent-up issuance needs, have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later in the report, we are optimistic about current municipal bond opportunities.

     The prospect of further Fed tightening may result in modest further increases in interest rates on securities with shorter maturities. In contrast, we believe that long-term rates are not likely to rise much. Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries may help to contain the rise in long-term rates and further invert the U.S. Treasury yield curve (that is, long-term yields should fall even further below short-term yields).

     In our view, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buybacks of currently outstanding debt, while already largely discounted by the market, may reinforce the inversion of the yield curve. In addition, we are presently witnessing general market sentiment towards bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the U.S. Treasury buyback program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

Investment Strategy

     The Managed Municipals Portfolio II Inc. seeks as high a level of current income exempt from federal income tax as is consistent with preservation of principal.3

     During the past year, the Portfolio focused on transportation (15.4%), hospital bonds (11.0%), and general obligation bonds (9.4%) because we believe they offered good relative values. At the end of May,


-------------
3 Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").

the Fund's weighted average maturity was approximately 20.8 years. In addition, as of May 31, 2000, 83.8% of the Fund's holdings were rated investment grade4 by either Standard & Poor's Ratings Group or Moody's Investors Services, Inc., with 37.9% of the Fund invested in AAA bonds, the highest possible rating.

     The Portfolio's investment strategy going forward will be three-fold:

         . We are lengthening maturities in the Portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

         .    We are focusing on investing in high-grade issues; and

         . We are investing in discount paper, as this is where we believe we can obtain the best value.

     Our goal is to sell off some of our shorter-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. We see the best opportunity for potential reward right now at the long end of the yield curve.

     Under "normal" market conditions, municipal investors pay for the tax-free income benefits by receiving a lower return on their investment. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A-rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

     In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have increased, we have been able to invest our cash at higher yields.

Municipal Bond Market Outlook

     In our judgment, a number of influences remain favorable for the municipal bond market. We believe the new-issue municipals might decline this year, boosting the demand for bonds currently outstanding and enhancing interest for the new municipals expected in 2000.



-------------
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Group, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.

     Fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts and were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses may make investors more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive on a relative basis. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

     In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon                     /s/ Joseph P. Deane


Heath B. McLendon                         Joseph P. Deane
Chairman                                  Vice President and
                                          Investment Officer

June 30, 2000

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

                            Schedule of Investments
                            May 31, 2000 (unaudited)

Face
Amount          Rating(a)               Security                                 Value
==========================================================================================
Alaska -- 2.7%
$   2,895,000   A2*     Alaska Industrial Development & Export
                           Authority Revolving Fund, Series A,
                           6.500% due 4/1/14 (b)                              $ 2,985,469
------------------------------------------------------------------------------------------
Alabama -- 1.0%
    1,270,000   AAA     Jefferson County, AL Sewer Revenue, Capital
                           Improvements, FGIC-Insured, Series A,
                           5.375% due 2/1/36                                    1,117,600
------------------------------------------------------------------------------------------
California -- 3.7%
    2,500,000   Ba1*    California Educational Facilities Authority
                           Revenue, (Pooled College & University
                           Projects), Series A, 5.625% due 7/1/23               2,153,125
    2,000,000   A2*     California Health Facilities, Cedar Sinai Medical
                           Center, Series A, 6.250% due 12/1/34                 1,970,000
------------------------------------------------------------------------------------------
                                                                                4,123,125
------------------------------------------------------------------------------------------
Colorado -- 18.4%
    1,000,000   AAA     Arapahoe County, CO Capital Improvement
                           Trust Fund, E-470 Public Highway Authority
                           Revenue, (Pre-Refunded -- Escrowed with
                           U.S. government securities to 8/31/05
                           Call @ 103), 7.000% due 8/31/26                      1,108,750
    1,000,000   A-      Aspen, CO Sales Tax Revenue, Series A,
                           5.400% due 11/1/19                                     911,250
                        Colorado Health Facilities Authority Revenue:
    1,000,000   AA-        Series A, 5.000% due 12/1/28                           806,250
    1,000,000   A          Series B, Remarketed 7/8/98, 5.350% due 8/1/15         897,500
    4,000,000   BBB+    Colorado Springs, CO Airport Revenue, Series A,
                           7.000% due 1/1/22 (b)                                4,065,000
   30,000,000   Aaa*    Dawson Ridge, CO Metropolitan District No. 1,
                           Series A, (Escrowed to Maturity with
                           REFCO Strips), zero coupon bond to yield
                           5.213% due 10/1/22                                   6,412,500
                        Denver, CO City & County Airport Revenue,
                           Series C:
    3,465,000   A            6.125% due 11/15/25 (b)                            3,482,325
    2,785,000   A            Partially Escrowed to maturity with
                               U.S. government securities,
                               6.125% due 11/15/25 (b)(c)                       2,798,925
-----------------------------------------------------------------------------------------
                                                                               20,482,500
-----------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                       May 31, 2000 (unaudited)(continued)

Face
Amount          Rating(a)               Security                                 Value
==========================================================================================
Florida -- 5.2%
$   1,500,000   BBB-    Martin County, FL IDA, (Indiantown
                           Cogeneration Project), Series A,
                           7.875% due 12/15/25 (b)                             $1,501,875
    4,000,000   NR      Tampa, FL Revenue, (Florida Aquarium Inc.
                           Project), (Pre-Refunded -- Escrowed with
                           U.S. government securities to 5/1/02
                           Call @ 102), 7.750% due 5/1/27 (c)                   4,275,000
-----------------------------------------------------------------------------------------
                                                                                5,776,875
-----------------------------------------------------------------------------------------
Georgi -- 3.6%
    2,500,000   AAA     Atlanta, GA Water & Wastewater Revenue,
                           Series A, FGIC Insured, 5.000% due 11/1/38           2,075,000
    1,000,000   A3*     Private Colleges & Universities Authority Revenue
                           (Mercer University Project), Series A,
                           5.375% due 10/1/29                                     871,250
    1,000,000   BBB-    Savannah, GA EDA Revenue, (College of
                           Art & Design Inc. Project), Series A,
                           6.900% due 10/1/29                                     998,750
-----------------------------------------------------------------------------------------
                                                                                3,945,000
-----------------------------------------------------------------------------------------
Hawaii -- 3.2%
    2,000,000   A       Hawaii State Department of Budget & Finance,
                           Special Purpose Revenue, Kaiser Permanente,
                           Series A, 5.100% due 3/1/14                          1,762,500
    2,000,000   AAA     Hawaii State GO, Series CP, FGIC-Insured,
                           5.000% due 10/1/16                                   1,802,500
-----------------------------------------------------------------------------------------
                                                                                3,565,000
-----------------------------------------------------------------------------------------
Illinois -- 1.7%
    1,000,000   Aaa*    Illinois HFA, Memorial Health System,
                           MBIA-Insured, 5.250% due 10/1/18                       896,250
    1,000,000   Aaa*    Kane County, IL GO, School District No. 129,
                           Aurora West Side, FGIC-Insured,
                           5.125% due 2/1/14                                      932,500
-----------------------------------------------------------------------------------------
                                                                                1,828,750
-----------------------------------------------------------------------------------------
Iowa -- 1.4%
    1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                           6.500% due 7/15/12                                   1,541,250
-----------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                       May 31, 2000 (unaudited)(continued)

Face
Amount          Rating(a)               Security                                 Value
==========================================================================================
Louisiana -- 0.7%
$   1,000,000   AAA     Louisiana Local Government Environment
                           Facilities, Community Development Authority
                           Revenue, Capital Projects & Equipment
                           Acquisition, AMBAC-Insured,
                           4.500% due 12/1/18                                 $   817,500
-------------------------------------------------------------------------------------------------
Maryland -- 1.4%
    4,000,000   NR      Maryland State Energy Financing Administration,
                           Solid Waste Disposal Revenue, (Hagerstown
                           Recycling Project), 9.000% due 10/15/16 (b)(d)         360,000
    1,500,000   A       Maryland State Health & Higher Educational
                           Facilities Authority Revenue, Loyola College
                           Issue, 5.000% due 10/1/39                            1,231,875
-------------------------------------------------------------------------------------------------
                                                                                1,591,875
-------------------------------------------------------------------------------------------------
Massachusetts -- 4.2%
    1,000,000   Aaa*    Massachusetts State College Building Authority
                           Revenue, Series 1, MBIA-Insured,
                           5.375% due 5/1/39                                      875,000
    1,000,000   AAA     Massachusetts State Health & Educational Facilities
                           Authority Revenue, Northeastern University,
                           Series I, MBIA-Insured, 5.000% due 10/1/29             835,000
    1,000,000   AAA     Massachusetts State HFA, Housing Development,
                           Series B, MBIA-Insured, 5.300% due 12/1/17             925,000
    2,000,000   AAA     Massachusetts State Turnpike Authority,
                           Metropolitan Highway System Revenue, Sub.
                           Series A, AMBAC-Insured, 4.750% due 1/1/34           1,587,500
      510,000   AAA     Massachusetts State Water Resource Authority,
                           MBIA-Insured, Series C, 5.250% due 12/1/20             460,275
-------------------------------------------------------------------------------------------------
                                                                                4,682,775
-------------------------------------------------------------------------------------------------
Michigan -- 8.4%
    4,000,000   NR      Michigan State Strategic Fund Resource
                           Recovery, Limited Obligation Revenue,
                           Central Wayne Energy Recovery L.P.,
                           Series A, 7.000% due 7/1/27 (b)                      3,590,000
    5,600,000   NR      Midland County, MI Economic Development
                           Corp., PCR, Limited Obligation, Series B,
                           9.500% due 7/23/09 (b)                               5,720,960
-------------------------------------------------------------------------------------------------
                                                                                9,310,960
-------------------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                       May 31, 2000 (unaudited)(continued)

Face
Amount          Rating(a)               Security                                 Value
==========================================================================================
Minnesota -- 0.8%
$   1,000,000   AAA     Minneapolis & Saint Paul, MN Community
                           Airport Revenue, Series A, FGIC-Insured,
                           5.125% due 1/1/25                                  $   872,500
-----------------------------------------------------------------------------------------
Missouri -- 2.8%
    1,000,000   AAA     Fenton, MO COP, (Capital Improvements Project),
                           MBIA-Insured, 5.125% due 9/1/17                        908,750
    2,500,000   AAA     Kansas City, MO Municipal Assistance Corp.,
                           Leasehold Revenue, H. Roe Bartle
                           Convention Center, Series A, MBIA-Insured,
                           5.000% due 4/15/20                                   2,184,375
-----------------------------------------------------------------------------------------
                                                                                3,093,125
-----------------------------------------------------------------------------------------
Montana -- 1.7%
    2,000,000   NR      Montana State Board of Investment Resource
                           Recovery Revenue, (Yellowstone Energy L.P.
                           Project), 7.000% due 12/31/19 (b)                    1,875,000
-----------------------------------------------------------------------------------------
Nevada -- 4.3%
    4,650,000   Baa2*   Clark County, NV IDR, Southwest Gas Corp.,
                           Series B, 7.500% due 9/1/32 (b)                      4,836,000
-----------------------------------------------------------------------------------------
New Jersey -- 1.2%
    1,500,000   AAA     Middlesex County, NJ COP, MBIA-Insured,
                           5.000% due 2/15/19                                   1,306,875
-----------------------------------------------------------------------------------------
New Mexico -- 0.9%
    1,095,000   AAA     New Mexico Mortgage Financing Authority,
                           Single-Family Mortgages, Series D-3,
                           5.625% due 9/1/28                                    1,021,087
-----------------------------------------------------------------------------------------
New York -- 5.7%
    2,000,000   AAA     Nassau Health Care Corp., New York Health
                           System Revenue, Nassau County Guaranteed,
                           FSA-Insured, Series A, 5.500% due 8/1/19             1,872,500
    2,000,000   AA      New York, NY Transitional Finance Authority
                           Revenue, Future Tax Secured, Series C,
                           5.500% due 11/1/29                                   1,840,000
    3,000,000   AAA     New York State Thruway Authority, Highway &
                           Bridge Transportation Fund, FGIC Insured,
                           Series A, 5.000% due 4/1/18                          2,643,750
-----------------------------------------------------------------------------------------
                                                                                6,356,250
-----------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.

                             Schedule of Investments
                      May 31, 2000 (unaudited) (continued)

Face
Amount          Rating(a)                Security                                Value
==========================================================================================
North Carolina -- 1.4%
$   1,500,000   A3*     Coastal Regional Solid Waste Management
                           Disposal Authority, Solid Waste Disposal
                           Revenue, 6.500% due 6/1/08                          $1,571,250
-----------------------------------------------------------------------------------------
Ohio -- 3.4%
    1,000,000   AAA     Cuyahoga County, OH Hospital Revenue,
                           AMBAC-Insured, 5.500% due 1/15/30                      905,000
    1,990,000   AAA     Lucas County, OH Hospital Revenue, Promedia
                           Healthcare Obligation Group, AMBAC Insured,
                           5.375% due 11/15/29                                  1,763,637
    1,220,000   AAA     Ohio State Higher Educational Facility
                           Commission Revenue, University of Dayton,
                           AMBAC-Insured, 5.350% due 12/1/17                    1,155,950
-----------------------------------------------------------------------------------------
                                                                                3,824,587
-----------------------------------------------------------------------------------------
South Carolina -- 4.8%
      500,000   AAA     Lexington County, SC Health Services District,
                           Hospital Revenue, FSA-Insured,
                           5.250% due 11/1/17                                     457,500
    2,120,000   A3*     Myrtle Beach, SC COP, (Myrtle Beach
                           Convention Center Project), 6.875% due 7/1/07        2,236,600
    3,000,000   Aaa*    South Carolina Transportation Infrastructure
                           Bank Revenue, Series A, AMBAC-Insured,
                           5.250% due 10/1/21                                   2,685,000
-----------------------------------------------------------------------------------------
                                                                                5,379,100
-----------------------------------------------------------------------------------------
Texas -- 8.6%
    1,000,000   Aaa*    Azle, TX ISD, PSFG, Series C, 5.000% due 2/15/22          861,250
    2,000,000   A3*     Brazos River Authority, TX PCR, Utility
                           Electric Co., Series C, 5.550% due 6/1/30 (b)        1,660,000
      435,000   Aaa*    Burleson, TX ISD, GO, PSFG, 6.750% due 8/1/24             456,750
    2,000,000   Baa1*   Dallas-Fort Worth, TX International Airport
                           Facilities Revenue, American Airlines,
                           6.375% due 5/1/35 (b)                                1,845,000
    1,000,000   AA      Harris County, TX Health Facilities Development
                           Corp., Hospital Revenue, (Texas Childrens
                           Hospital Project), 5.250% due 10/1/19                  868,750
    1,830,000   Aa1*    Texas State GO, Water Development, Series D,
                           5.000% due 8/1/16                                    1,649,288
    1,000,000   AAA     Texas Water Development Board Revenue,
                           State Revolving Fund, Sr. Lien, Series B,
                           5.000% due 7/15/19                                     870,000

                                                  See Notes to
                                                  Financial Statements.

                             Schedule of Investments
                      May 31, 2000 (unaudited) (continued)

Face
Amount          Rating(a)                Security                                Value
==========================================================================================
Texas -- 8.6% (continued)
$   1,520,000   AAA     West Texas Municipal Power Agency Revenue,
                           MBIA-Insured, 5.000% due 2/15/16                 $   1,375,600
-----------------------------------------------------------------------------------------
                                                                                9,586,638
-----------------------------------------------------------------------------------------
Virgin Islands -- 0.8%
    1,000,000   BBB-    Virgin Islands Public Finance Authority Revenue,
                           Sr. Lien, Series A, 5.500% due 10/1/22                 858,750
-----------------------------------------------------------------------------------------
Virginia -- 4.1%
                        Virginia State Housing Development Authority:
                           Commonwealth Mortgage Revenue:
    1,245,000   AA+          Series D, Sub. Series D-3, Remarketed
                               5/30/96, 5.700% due 7/1/09                       1,251,225
    2,350,000   AA+          Series F, Sub. Series F-1, Remarketed
                               9/12/95, 6.400% due 7/1/17                       2,394,063
      925,000   AA+        Multi-Family Housing Revenue, Series K,
                             5.900% due 11/1/11                                   928,469
-----------------------------------------------------------------------------------------
                                                                                4,573,757
-----------------------------------------------------------------------------------------
Wisconsin -- 3.9%
                        Wisconsin Housing EDA, Series A:
    2,000,000   AA         Home Ownership Revenue, 6.450% due 3/1/17            2,035,000
    1,370,000   AA-        Housing Revenue, 5.650% due 11/1/23                  1,294,650
    1,000,000   AAA     Wisconsin State Health & Educational
                           Facilities Authority Revenue, (Medical College
                           of Wisconsin Project), MBIA-Insured,
                           5.400% due 12/1/16                                     951,250
-----------------------------------------------------------------------------------------
                                                                                4,280,900
-----------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS-- 100%
                        (Cost-- $117,944,392**)                              $111,204,498
-----------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investor's Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d) Security in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 14 and 15 for definitions of ratings and certain security descriptions.

                                                  See Notes to
                                                  Financial Statements.

                  Summary of Investments by Combined Ratings
                      May 31, 2000 (unaudited)
                                                               Percent of
     Moody's           and/or      Standard & Poor's         Total Investments
-------------------------------------------------------------------------------

       Aaa                                AAA                        37.9%
       Aa                                 AA                         13.1
        A                                  A                         20.1
       Baa                                BBB                        12.7
       Ba                                 BB                          1.9
       NR                                 NR                         14.3
                                                                    -----
                                                                    100.0%
                                                                    =====

                                                  See Notes to
                                                  Financial Statements.

                                  Bond Ratings
                                   (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                           Short-Term Security Ratings
                                   (unaudited)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2    -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


                              Security Descriptions
                                  (unaudited)

ABAG    --  Association of Bay Area Governments
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility Construction Loan Insurance
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
FAIRS   --  Floating Adjustable Interest Rate Securities
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
IFA     --  Industrial Finance Agency
INFLOS  --  Inverse Floaters
ISD     --  Independent School District
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
PSFG    --  Permanent School Fund Guaranty
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
SYCC    --  Structured Yield Curve Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation Notes
VA      --  Veterans Administration
VRDD    --  Variable Rate Daily Demand
VRWE    --  Variable Rate Wednesday Demand

                      Statement of Assets and Liabilities
                                   (unaudited)

                                                                       May 31, 2000
------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $117,944,392)                        $111,204,498
   Interest receivable                                                    1,829,387
   Receivable from Investment Advisor                                        75,080
------------------------------------------------------------------------------------
   Total Assets                                                         113,108,965
------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                          181,501
   Dividends payable                                                        176,428
   Accrued expenses                                                          44,872
------------------------------------------------------------------------------------
   Total Liabilities                                                        402,801
------------------------------------------------------------------------------------
Total Net Assets                                                       $112,706,164
====================================================================================
NET ASSETS:
   Par value of capital shares                                         $     10,309
   Capital paid in excess of par value                                  134,235,778
   Treasury Stock, at cost (Note 7)                                      (8,719,939)
   Undistributed net investment income                                      573,245
   Accumulated net realized loss from security transactions              (6,653,335)
   Net unrealized depreciation of investments                            (6,739,894)
------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.93 a share on 10,309,106 shares of $0.001
     par value outstanding; 500,000,000 shares authorized)             $112,706,164
====================================================================================

                                                  See Notes to
                                                  Financial Statements.

                            Statement of Operations
                                   (unaudited)

                                                                          Nine
                                                                      Months Ended
                                                                      May 31, 2000
===================================================================================
INVESTMENT INCOME:
   Interest                                                             $ 6,110,828
-----------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                        620,192
   Administration fees (Note 3)                                             177,198
   Shareholder communications                                                86,594
   Audit and legal                                                           41,094
   Directors' fees                                                           31,341
   Shareholder and system servicing fees                                     14,624
   Pricing service fees                                                       6,855
   Registration fees                                                          6,062
   Custody                                                                    4,430
   Other                                                                      6,407
------------------------------------------------------------------------------------
   Total Expenses                                                           994,797
   Less: Investment advisory and administration fee waivers (Note 3)       (169,824)
------------------------------------------------------------------------------------
   Net Expenses                                                             824,973
------------------------------------------------------------------------------------
Net Investment Income                                                     5,285,855
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                 34,317,677
     Cost of securities sold                                             35,435,731
------------------------------------------------------------------------------------
   Net Realized Loss                                                     (1,118,054)
------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                                 (1,922,405)
     End of period                                                       (6,739,894)
------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                               (4,817,489)
------------------------------------------------------------------------------------
Net Loss on Investments                                                  (5,935,543)
------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                  $  (649,688)
====================================================================================

                       See Notes to Financial Statements.

                      Statements of Changes in Net Assets

                                                Nine Months Ended
                                                  May 31, 2000         Year Ended
                                                  (unaudited)        August 31, 1999
====================================================================================
OPERATIONS:
   Net investment income                          $ 5,285,855           $ 6,292,028
   Net realized loss                               (1,118,054)           (4,551,659)
   Increase in net unrealized depreciation         (4,817,489)           (7,010,676)
------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (649,688)           (5,270,307)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                           (4,806,478)           (6,088,436)
   Net realized gain                                       --            (1,988,543)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (4,806,478)           (8,076,979)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                         (8,451,377)             (268,562)
------------------------------------------------------------------------------------
Decrease in Net Assets                            (13,907,543)          (13,615,848)
NET ASSETS:
   Beginning of period                            126,613,707           140,229,555
------------------------------------------------------------------------------------
   End of period*                                $112,706,164          $126,613,707
====================================================================================
*  Includes undistributed
     net investment income of:                       $573,245               $93,868
====================================================================================

                                                   See Notes to
                                                   Financial Statements.

                         Notes to Financial Statements
                                   (unaudited)

     1. Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                         Notes To Financail Statements
                            (unaudited)(continued)

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the nine months ended May 31, 2000, SSBC waived $132,086 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended May 31, 2000, SSBC waived $37,738 of its administration fee.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the nine months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $26,709,239
--------------------------------------------------------------------------------
Sales                                                                34,317,677
================================================================================

     At May 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,154,810
Gross unrealized depreciation                                        (8,894,704)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(6,739,894)
================================================================================

                         Notes to Financial Statements
                             (unaudited) (continued)

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At May 31, 2000, the Fund had no open futures contracts.

     6. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7. Capital Shares

     At May 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. As of May 31, 2000, repurchased shares totaled 925,600.

     8. Capital Loss Carryforward

     At August 31, 1999, the Fund had, for Federal income tax purposes, $972,645 of unused capital loss carryforwards available to offset future capital gains expiring August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                              Financial Highlights


For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                         2000(1)      1999        1998        1997        1996        1995
=============================================================================================================
Net Asset Value,
   Beginning of Period                  $11.30       $12.48      $12.15      $11.98      $12.36      $12.15
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)               0.50         0.56        0.55        0.63        0.66        0.69
   Net realized and
    unrealized gain (loss)               (0.55)       (1.02)       0.53        0.48       (0.21)       0.32
-------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                       (0.05)       (0.46)       1.08        1.11        0.45        1.01
-------------------------------------------------------------------------------------------------------------
Gains from Repurchase
   of Treasury Stock                      0.13           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.45)       (0.54)      (0.58)      (0.66)      (0.67)      (0.68)
   Net realized gains                       --        (0.18)      (0.17)      (0.28)      (0.16)      (0.12)
-------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.45)       (0.72)      (0.75)      (0.94)      (0.83)      (0.80)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $10.93       $11.30      $12.48      $12.15      $11.98      $12.36
-------------------------------------------------------------------------------------------------------------
Total Return, Based on
   Market Value(3)                       (3.58)++     (0.59)%     (1.31)%      7.75%       7.35%       8.86%
-------------------------------------------------------------------------------------------------------------
Total Return, Based on
   Net Asset Value(3)                     1.46%++     (3.29)%      9.57%       9.86%       4.01%       9.20%
-------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)               $113         $127        $140        $137        $134        $139
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                            0.93%+       1.03%       1.10%       1.10%       1.09%       1.14%
   Net investment income                  5.98+        4.62        4.46        5.23        5.31        5.80
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     23%          27%         66%         97%         63%         95%
-------------------------------------------------------------------------------------------------------------
Market Value, End of Period             $9.250      $10.063     $10.813     $11.688     $11.750     $11.625
=============================================================================================================

(1)  For the nine months ended May 31, 2000 (unaudited).
(2) The investment adviser and administrator waived a portion of their fees for the period ended May 31, 2000 and the year ended August 31, 1999. If such fees were not waived, the per share decreases in net investment income and the annualized ratios of expenses to average net assets would have been as follows:

                  Per share decreases in        Expense ratios
                   net investment income     without fee waivers
                  ----------------------     -------------------
         2000             $0.02                     1.12%+
         1999              0.01                     1.09

(3) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                         Quarterly Results of Operations
                                   (unaudited)

                                                                      Net Realized            Net Increase
                                                                     and Unrealized           (Decrease) in
                         Investment           Net Investment         Gain (Loss) on          Net Assets From
                           Income                 Income               Investments              Operations
                   ---------------------  ---------------------  ----------------------   ---------------------
                                   Per                    Per                     Per                    Per
Quarter Ended        Total        Share     Total        Share     Total         Share      Total       Share
===============================================================================================================
November 30,
  1997             $1,867,638     $0.17   $1,459,739     $0.13  $ 2,741,066     $ 0.25   $ 4,200,805    $ 0.38
February 28,
  1998              1,928,672      0.17    1,555,286      0.14    2,311,045       0.20     3,866,331      0.34
May 31,
  1998              1,932,962      0.17    1,563,665      0.14       (4,226)     (0.00)    1,559,439      0.14
August 31,
  1998              1,999,290      0.18    1,617,024      0.14      849,996       0.08     2,467,020      0.22
November 30,
  1998              1,919,936      0.17    1,605,790      0.14     (355,751)     (0.02)    1,250,039      0.12
February 28,
  1999              1,897,767      0.17    1,556,424      0.14   (1,135,437)     (0.10)      420,987      0.04
May 31,
  1999              1,916,457      0.17    1,545,491      0.14   (3,064,199)     (0.28)   (1,518,708)    (0.14)
August 31,
  1999              1,956,606      0.17    1,584,323      0.14   (7,006,948)     (0.62)   (5,422,625)    (0.48)
November 30,
  1999              1,886,025      0.17    1,543,056      0.14   (2,887,971)     (0.26)   (1,344,915)    (0.12)
February 29,
  2000              2,458,949      0.23    2,200,351      0.21   (2,979,232)     (0.28)     (778,881)    (0.07)
May 31,
  2000              1,765,854      0.17    1,542,448      0.15      (68,340)     (0.01)    1,474,108      0.14
===============================================================================================================

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:


                             NYSE           Net                      Dividend
  Record     Payable        Closing        Asset       Dividend    Reinvestment
   Date        Date         Price+        Value+         Paid          Price
================================================================================

 12/22/97*    12/26/97     $11.625        $12.41        $0.170        $11.57
  1/27/98      1/30/98      12.188         12.44         0.056         12.12
  2/24/98      2/27/98      11.875         12.42         0.056         11.62
  3/24/98      3/27/98      11.250         12.40         0.050         11.37
  4/21/98      4/24/98      11.125         12.28         0.050         11.10
  5/26/98      5/29/98      10.813         12.38         0.050         11.14
  6/23/98      6/26/98      11.063         12.34         0.050         11.12
  7/28/98      7/31/98      10.813         12.33         0.048         10.86
  8/25/98      8/28/98      10.875         12.43         0.048         10.97
  9/22/98      9/25/98      11.313         12.52         0.049         11.52
 10/27/98     10/30/98      11.688         12.46         0.049         11.66
 11/23/98     11/27/98      11.563         12.45         0.049         11.55
 12/21/98*    12/24/98      11.250         12.28         0.177         11.24
  1/26/99      1/29/99      11.125         12.32         0.049         11.10
  2/23/99      2/26/99      10.875         12.25         0.049         10.93
  3/23/99      3/26/99      10.563         12.15         0.049         10.67
  4/27/99      4/30/99      10.375         12.12         0.049         10.41
  5/25/99      5/28/99      10.188         11.96         0.049         10.40
  6/22/99      6/25/99      10.563         11.61         0.050         10.51
  7/27/99      7/30/99       9.875         11.60         0.050          9.98
  8/24/99      8/27/99       9.875         11.25         0.050         10.00
  9/21/99      9/24/99       9.625         11.22         0.050          9.69
 10/26/99     10/29/99       9.438         10.88         0.050          9.56
 11/22/99     11/26/99       9.563         11.08         0.050          9.26
 12/27/99     12/30/99       9.063         10.91         0.050          9.07
  1/25/00      1/28/00       9.438         10.79         0.050          9.52
  2/22/00      2/25/00       9.438         10.86         0.050          9.49
  3/28/00      3/31/00       9.188         11.15         0.050          9.34
  4/25/00      4/28/00       9.313         11.11         0.050          9.34
  5/23/00      5/26/00       9.125         10.81         0.050          9.26
================================================================================

+ As of record date.
* Capital gain distribution.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                            ------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

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

This report is intended only for shareholders of the Managed Municipals Portfolio II Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                   FD0836 7/00